Equity reserves and long-term incentive plan awards - Disclosure of detailed information about movement in DSUs liability (Details) - Deferred Share Units [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of reserves within equity [line items]
Balance, beginning of year	$ 6,098	$ 4,695
Awards vested and change in fair value, net of forfeited awards	6,219	3,343
Effect of foreign exchange on DSU liability	(12)	0
Settled in cash	0	(1,940)
Total DSU liability, end of year	$ 12,305	$ 6,098